UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

           New York                  1-9493                      13-5670050
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

                 105 Corporate Park Drive
                  White Plains, New York                    10604
        (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition.

On October 27, 2005, Paxar Corporation (the "Company") announced its financial results for the third quarter ended September 30, 2005.



Item 2.05 Costs Associated with Exit or Disposal Activities

On October 18, 2005, the Company's Board of Directors adopted a realignment plan, which it first announced to its employees on October 27, 2005. The primary goal of the Company's realignment plan is to better service its customers, reduce costs, increase its market share and optimize the utilization and capacity of its operations. As a part of its plan, the Company will be realigning its North American and European manufacturing operations. The Company expects to largely complete its realignment plan by December 31, 2007.

The Company estimates that the total cash costs and expenses associated with its realignment plan will be approximately $25 to $30 million. The Company anticipates that non-cash charges, comprising severance, facility consolidation costs and related asset write-offs in its domestic operations, will range from $10 to $14 million.

At this time, the Company is unable in good faith to make a determination of the specific estimates or ranges of estimates required by paragraphs (b) and (d) of this Item 2.05 with respect to its realignment plan. As permitted by Item 2.05 of Form 8-K, the Company will file an amendment to this Report within four business days after the Company's determination of such estimates or ranges of estimates.

A copy of the press release in connection with the above disclosures is furnished as Exhibit 99.1 to this Form 8-K.



Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit No.       Description
        -----------       -----------

           99.1           Press Release issued by Paxar Corporation on
                          October 27, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAXAR CORPORATION
                                            (Registrant)


Date: October 27, 2005                      By: /s/ Richard A. Maue
                                               ---------------------------------
                                                   Richard A. Maue
                                                   Vice President and Controller




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                                  Exhibit Index


        Exhibit No.       Description
        -----------       -----------
          99.1            Press Release issued by Paxar Corporation on
                          October 27, 2005.